POWER OF ATTORNEY

US AIRWAYS GROUP INC.


	The undersigned, a director, officer and/or member of Eastshore Aviation, LLC, a Delaware limited liability company ('Eastshore'), which is the beneficial owner of greater than 10% of a registered class of equity securities of US Airways Group Inc. (the 'Company'), and who is subject to the reporting requirements of section 16(a) of the Securities Exchange Act of 1934 by virtue of his relationship with Eastshore, does hereby constitute and appoint William P. Jordan with full power to act and with full power of substitution and resubstitution, as attorney to sign and file in his name, place and stead, in any and all capacities, a Form 3, Form 4 or Form 5, any amendment to such form or any successor form for reporting the undersigned's transactions in and holdings of the Company's equity securities for purposes of section 16(a) of the Exchange Act, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such forms, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorney and any substitute or substitutes.

	Executed as of March 13, 2006.

/s/ Geoffrey T. Crowley


POWER OF ATTORNEY

US AIRWAYS GROUP INC.


	The undersigned, a director, officer and/or member of Eastshore Aviation, LLC, a Delaware limited liability company ('Eastshore'), which is the beneficial owner of greater than 10% of a registered class of equity securities of US Airways Group Inc. (the 'Company'), and who is subject to the reporting requirements of section 16(a) of the Securities Exchange Act of 1934 by virtue of his relationship with Eastshore, does hereby constitute and appoint Geoffrey T. Crowley with full power to act and with full power of substitution and resubstitution, as attorney to sign and file in his name, place and stead, in any and all capacities, a Form 3, Form 4 or Form 5, any amendment to such form or any successor form for reporting the undersigned's transactions in and holdings of the Company's equity securities for purposes of section 16(a) of the Exchange Act, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such forms, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorney and any substitute or substitutes.

	Executed as of March 14, 2006.

/s/ William P. Jordan


POWER OF ATTORNEY

US AIRWAYS GROUP INC.


	The undersigned, a director, officer and/or member of Eastshore Aviation, LLC, a Delaware limited liability company ('Eastshore'), which is the beneficial owner of greater than 10% of a registered class of equity securities of US Airways Group Inc. (the 'Company'), and who is subject to the reporting requirements of section 16(a) of the Securities Exchange Act of 1934 by virtue of his relationship with Eastshore, does hereby constitute and appoint Geoffrey T. Crowley and William P. Jordan, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his name, place and stead, in any and all capacities, a Form 3, Form 4 or Form 5, any amendment to such form or any successor form for reporting the undersigned's transactions in and holdings of the Company's equity securities for purposes of section 16(a) of the Exchange Act, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such forms, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

	Executed as of March 14, 2006.

/s/ Patrick J. Thompson


POWER OF ATTORNEY

US AIRWAYS GROUP INC.


	The undersigned, a director, officer and/or member of Eastshore Aviation, LLC, a Delaware limited liability company ('Eastshore'), which is the beneficial owner of greater than 10% of a registered class of equity securities of US Airways Group Inc. (the 'Company'), and who is subject to the reporting requirements of section 16(a) of the Securities Exchange Act of 1934 by virtue of his relationship with Eastshore, does hereby constitute and appoint Geoffrey T. Crowley and William P. Jordan, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his name, place and stead, in any and all capacities, a Form 3, Form 4 or Form 5, any amendment to such form or any successor form for reporting the undersigned's transactions in and holdings of the Company's equity securities for purposes of section 16(a) of the Exchange Act, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such forms, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

	Executed as of March 14, 2006.

/s/ Richard A. Bartlett


POWER OF ATTORNEY

US AIRWAYS GROUP INC.


	The undersigned, a director, officer and/or member of Eastshore Aviation, LLC, a Delaware limited liability company ('Eastshore'), which is the beneficial owner of greater than 10% of a registered class of equity securities of US Airways Group Inc. (the 'Company'), and who is subject to the reporting requirements of section 16(a) of the Securities Exchange Act of 1934 by virtue of his relationship with Eastshore, does hereby constitute and appoint Geoffrey T. Crowley and William P. Jordan, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his name, place and stead, in any and all capacities, a Form 3, Form 4 or Form 5, any amendment to such form or any successor form for reporting the undersigned's transactions in and holdings of the Company's equity securities for purposes of section 16(a) of the Exchange Act, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such forms, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

	Executed as of March 14, 2006.

/s/ Jerry M. Seslowe


POWER OF ATTORNEY

US AIRWAYS GROUP INC.


	The undersigned, a director, officer and/or member of Eastshore Aviation, LLC, a Delaware limited liability company ('Eastshore'), which is the beneficial owner of greater than 10% of a registered class of equity securities of US Airways Group Inc. (the 'Company'), and who is subject to the reporting requirements of section 16(a) of the Securities Exchange Act of 1934 by virtue of his relationship with Eastshore, does hereby constitute and appoint Geoffrey T. Crowley and William P. Jordan, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his name, place and stead, in any and all capacities, a Form 3, Form 4 or Form 5, any amendment to such form or any successor form for reporting the undersigned's transactions in and holdings of the Company's equity securities for purposes of section 16(a) of the Exchange Act, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such forms, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

	Executed as of March 14, 2006.

/s/ John C. Shaw